Exhibit 10.27

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 27, 1998, is made between LANDAMERICA FINANCIAL GROUP, INC. (formerly known as Lawyers Title Corporation), a Virginia corporation ("LandAmerica"), and RELIANCE INSURANCE COMPANY, a Pennsylvania corporation ("RIC").

                              W I T N E S S E T H:

         WHEREAS, Lawyers Title Corporation, Lawyers Title Insurance Corporation, a Virginia corporation, RIC and Reliance Group Holdings, Inc., a Delaware corporation, entered into a Stock Purchase Agreement dated August 20, 1997, as amended and restated by an Amended and Restated Stock Purchase Agreement dated December 11, 1997 (the "Stock Purchase Agreement"), under which Lawyers Title Corporation agreed to acquire from RIC all of the issued and outstanding shares of the capital stock of Commonwealth Land Title Insurance Company, a Pennsylvania corporation, and of Transnation Title Insurance Company, an Arizona corporation; and

         WHEREAS, on February 27, 1998, Lawyers Title Corporation changed its name to "LandAmerica Financial Group, Inc."; and

         WHEREAS, pursuant to the Stock Purchase Agreement, RIC has acquired (i) 4,039,473 shares of LandAmerica's Common Stock, without par value, and (ii) 2,200,000 shares of LandAmerica's 7% Series B Cumulative Convertible Preferred Stock, without par value, which shares of Series B Preferred Stock are initially convertible into 4,824,561 shares of Common Stock pursuant to the terms of the Series B Preferred Stock; and

         WHEREAS, LandAmerica has agreed to enter into this Agreement to provide certain registration rights to RIC in order to facilitate the distribution of such shares of Common Stock and Series B Preferred Stock.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Stock Purchase Agreement, LandAmerica and RIC hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         Except as otherwise specified herein, capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in the Stock Purchase Agreement. For purposes of this Agreement, the following terms have the following meanings:

         (a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

         (b) "Blue Sky Filing" shall mean a filing made in connection with the registration or qualification of the RIC Shares under a particular state's securities (including without limitation insurance securities) or blue sky laws.

         (c) "Common Shares" shall mean the 4,039,473 shares of Common Stock that RIC acquired from LandAmerica pursuant to the Stock Purchase Agreement and such additional shares of Common Stock that LandAmerica may issue with respect to such shares pursuant to any stock splits, stock dividends, recapitalizations, restructurings, reclassifications or similar transactions.

         (d) "Common Stock" shall mean the Common Stock, without par value, of LandAmerica.

         (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (f)      "NYSE" shall mean the New York Stock Exchange.

         (g) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act as in effect on the date of this Agreement.

         (h) "Prospectus" shall mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the RIC Shares covered by such Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in any such prospectus.

         (i) "Registration Expenses" shall mean any and all out-of-pocket expenses incident to LandAmerica's performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees with the SEC and the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with state securities (including without limitation insurance securities) or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the RIC Shares on the NYSE, or any other exchange or automated interdealer quotation system as then applicable, (v) the fees and disbursements of LandAmerica's counsel and of its independent public accountants, (vi) the fees and expenses of any special experts retained by LandAmerica in connection with the requested registration and (vii) out-of-pocket expenses of underwriters customarily paid by the issuer to the extent provided for in any underwriting agreement, but excluding (x) any fees or disbursements of counsel to RIC or any underwriter and (y) all underwriting discounts and commissions, transfer

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taxes,  if any, and  documentary  stamp taxes,  if any,  relating to the sale or disposition of the RIC Shares.

         (j) "Registration Statement" shall mean one or more registration statements of LandAmerica under the Securities Act that cover the resale of any portion of the RIC Shares pursuant to the terms of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

         (k)      "RIC Shares" shall mean  collectively  (i) the Common  Shares,
(ii) the Series B Preferred Shares, and (iii) the shares of Common Stock into which the Series B Preferred Shares are convertible pursuant to the terms of the Series B Preferred Stock and such additional shares of Common Stock that LandAmerica may issue with respect to such shares pursuant to any stock splits, stock dividends, recapitalizations, restructurings, reclassifications or similar transactions.

         (l)      "SEC" shall mean the Securities and Exchange Commission.

         (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (n) "Series B Preferred Shares" shall mean the 2,200,000 shares of Series B Preferred Stock that RIC acquired from LandAmerica on the Closing Date.

         (o) "Series B Preferred Stock" shall mean the 7% Series B Cumulative Convertible Preferred Stock, without par value, of LandAmerica.

                                   ARTICLE II

                           Registration of Securities

         Section 2.1. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the RIC Shares. For the purposes of this Agreement, one or more of the RIC Shares will no longer be subject to this Agreement when and to the extent that (i) a Registration Statement covering such RIC Shares has been declared effective under the Securities Act and such RIC Shares have been sold pursuant to such effective Registration Statement,
(ii) such RIC Shares are distributed to the public pursuant to Rule 144 under the Securities Act, (iii) such RIC Shares shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer or disposition shall have been delivered by LandAmerica and, at such time, subsequent transfer or disposition of such securities shall not require registration or qualification of such RIC Shares under the Securities Act or any similar state law then in force, or (iv) such RIC Shares have ceased to be outstanding.

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         Section 2.2.      Registration Requirements.

         (a) Not later than three (3) Business Days following the Closing Date, LandAmerica shall (i) file one or more Registration Statements with the SEC to register the resale of the RIC Shares under the Securities Act and (ii) use its best efforts to cause such Registration Statement(s) to become effective as soon as practicable after the filing thereof with the SEC. Prior to or on the Closing Date, LandAmerica shall have listed the Common Shares and, on a when issued basis, the shares of Common Stock issuable upon conversion of the Series B Preferred Shares on the NYSE. The parties acknowledge that, as of the Closing Date, the Series B Preferred Shares are not eligible for listing on the NYSE. However, LandAmerica will promptly list the Series B Preferred Shares at such time as the Series B Preferred Shares become eligible for listing under the rules of the NYSE or of any other exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted.

         (b)      LandAmerica shall use its best efforts to:

                  (i) maintain the effectiveness of any registration relating to the Common Shares, and the listing of such shares on the NYSE or any exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted, for the period from the date of effectiveness of the Registration Statement relating to such Common Shares to the date that is six years and six months after such date of effectiveness, subject to extension as provided in Section 2.2(c) below;

                  (ii) maintain the effectiveness of any registration relating to the Series B Preferred Shares, and the listing of such shares on the NYSE or any exchange or automated interdealer quotation system on which the Series B Preferred Stock is then listed or quoted, for the period from the date of effectiveness of the Registration Statement relating to such Series B Preferred Shares to the date that is eight years and six months after such date of effectiveness, subject to extension as provided in Section 2.2(c) below; and

                  (iii) maintain the effectiveness of any registration relating to the shares of Common Stock into which the Series B Preferred Shares are convertible, and the listing of such shares, on a when issued basis, on the NYSE or any exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted, for the period from the date of effectiveness of the Registration Statement relating to such shares of Common Stock to the date which is eight years and six months after such date of effectiveness, subject to extension as provided in Section 2.2(c) below.

         (c) For each Holdback Period required by LandAmerica under Article III of this Agreement and for each Discontinuance Period (as defined in Section 2.3(m) below), the periods specified in Section 2.2(b) above shall be extended by the number of days during which the applicable Holdback Period or Discontinuance Period was in effect.

         Section 2.3. Registration Procedures. In order to comply with the requirements of Section 2.2 above, LandAmerica will:


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

         (a) prepare and file with the SEC one or more Registration Statements covering the RIC Shares on any form or forms for which LandAmerica then qualifies and that counsel for LandAmerica shall deem appropriate, and which form shall be available for the sale of the RIC Shares in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement(s) to become effective;

         (b) prepare and file with the SEC pre- and post-effective amendments to any Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration, or as may be required by the rules, regulations or instructions applicable to the registration form utilized by LandAmerica, or by the Securities Act or the rules and regulations thereunder, necessary to keep such Registration Statement effective, and cause the
Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise comply with the provisions of the Securities Act with respect to the disposition of the RIC Shares;

         (c) furnish to RIC (or any Affiliate of RIC that owns, either beneficially or of record, any RIC Shares), and the underwriters if any, such number of copies of any Registration Statement and each pre- and post-effective amendment thereto, any Prospectus or Prospectus supplement and each amendment thereto and such other documents as RIC (or any Affiliate of RIC that owns, either beneficially or of record, any RIC Shares), and the underwriters if any, may reasonably request in order to facilitate the transfer or disposition of the RIC Shares by RIC (or any Affiliate of RIC that owns, either beneficially or of record, any RIC Shares);

         (d)      make such Blue Sky  Filings to  register  or  qualify  the RIC
Shares under such state securities (including without limitation insurance securities) or blue sky laws of such jurisdictions as RIC (or any Affiliate of RIC that owns, either beneficially or of record, any RIC Shares), and the underwriters if any, may reasonably request, and do any and all other acts that may be reasonably necessary or advisable to enable RIC to consummate the transfer or disposition in such jurisdictions of the RIC Shares, except that LandAmerica shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.3(d), it would not be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction;

         (e) notify RIC, and the underwriters if any, at any time when a Prospectus is required to be delivered under the Securities Act while the RIC Shares are subject to this Agreement, of LandAmerica's becoming aware that a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and prepare and furnish to RIC, and the underwriters if any, a reasonable number of copies of an amendment to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such RIC Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;


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

         (f)      promptly notify RIC, and the underwriters if any,

                  (1) when any Prospectus or Prospectus supplement or pre- or post-effective amendment has been filed, and, with respect to any Registration Statement or post-effective amendment, when such Registration Statement or post-effective amendment has become effective;

                  (2) of any request by the SEC or any other applicable regulatory authority for amendments or supplements to any Registration Statement or Prospectus or for additional information;

                  (3) of the issuance by the SEC or any other applicable regulatory authority of any stop order of which LandAmerica or its counsel is aware or should be aware suspending the effectiveness of any Registration Statement or any order preventing the use of a related Prospectus, or the initiation or any threats of any proceedings for such purpose; and

                  (4) of the receipt by LandAmerica of any written notification of the suspension of the registration or qualification of any of the RIC Shares for sale in any jurisdiction, or the initiation or any threats of any proceeding for such purpose;

         (g) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its shareholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that LandAmerica shall be deemed to have complied with this Section 2.3(g) if it has complied with Rule 158 under the Securities Act;

         (h) use its best efforts to provide a transfer agent and registrar for the RIC Shares covered by any Registration Statement no later than the effective date of such Registration Statement;

         (i) if the RIC Shares are to be sold in an underwritten offering, enter into a customary underwriting agreement and in connection therewith:

                  (1) make such representations and warranties to the underwriters and to RIC and any Affiliate of RIC, to the extent that RIC and such Affiliate(s) are selling shareholders, in form, substance and scope as are customarily made by issuers to underwriters and selling shareholders in comparable underwritten offerings;

                  (2) obtain opinions of counsel to LandAmerica (in form, substance and scope reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable underwritten offerings, including, if requested by RIC or any Affiliate of RIC, a statement to the effect that such opinions may be relied upon by RIC and such Affiliate(s) of RIC, to the extent that RIC and such Affiliate(s) are selling shareholders;

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

                  (3) obtain "cold comfort" letters and bring-downs thereof from LandAmerica's independent certified public accountants addressed to the underwriters and RIC, such letters to be in customary form and covering the matters customarily covered in "cold comfort" letters by independent accountants in comparable underwritten offerings;

                  (4) if requested, provide indemnification in accordance with the provisions and procedures of Article IV of this Agreement to all parties to be indemnified pursuant to such Article;

                  (5) deliver such documents and certificates as the managing underwriters or RIC may reasonably request to evidence compliance with
Section 2.3(f) above and with any customary conditions contained in the underwriting agreement; and

                  (6) make its officers and directors reasonably available for "roadshows."

         (j) cooperate with RIC, and the underwriters if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as RIC, or the underwriters if any, may request;

         (k) if the managing underwriter or underwriters or RIC reasonably request, incorporate in a Prospectus supplement or post-effective amendment thereto such information as the managing underwriter or underwriters and RIC agree should be included therein relating to LandAmerica and its business and financial condition and the plan of distribution with respect to such RIC Shares, including, without limitation, information with respect to the number of RIC Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the RIC Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (l) provide RIC, any underwriter and any attorney, accountant or other agent retained by RIC or underwriter (collectively, the "Inspectors") with
(i) the opportunity to participate in the preparation of any Registration Statement, any Prospectus, and any amendment or supplement thereto and (ii) reasonable access during normal business hours to appropriate officers of LandAmerica and its subsidiaries to ask questions and to obtain information that any such Inspector may reasonably request and make available for inspection all financial and other records, pertinent corporate documents and properties of any of LandAmerica and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that LandAmerica determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs or is otherwise bound by a confidentiality agreement reasonably satisfactory to LandAmerica; and


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         (m)      in the  event  of the  issuance  of any  stop  order  of which
LandAmerica  or  its  counsel  is  aware  or  should  be  aware  suspending  the
effectiveness  of  any  Registration   Statement  or  any  order  suspending  or
preventing the use of any related Prospectus or suspending the registration or qualification of any RIC Shares for sale in any jurisdiction, LandAmerica promptly will use its best efforts to obtain its withdrawal.

         RIC shall furnish to LandAmerica in writing such information regarding RIC and its Affiliates as is required to be disclosed pursuant to the Securities Act. RIC agrees to notify LandAmerica promptly of any inaccuracy or change in information previously furnished by RIC to LandAmerica or of the happening of any event in either case as a result of which a Registration Statement, a Prospectus, or any amendment or supplement thereto contains an untrue statement of a material fact regarding RIC or omits to state a material fact regarding RIC required to be stated therein or necessary to make the statements therein not misleading and to furnish promptly to LandAmerica any additional information required to correct and update any previously furnished information or required so that such Registration Statement, Prospectus, or amendment or supplement, shall not contain, with respect to RIC, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         RIC agrees that, upon receipt of any notice from LandAmerica of the happening of any event of the kind described in Sections 2.3(e) or (m) above, RIC will forthwith discontinue the transfer or disposition of any RIC Shares pursuant to the Prospectus relating to the Registration Statement covering such RIC Shares until RIC's receipt of the copies of the amended or supplemented
Prospectus contemplated by Section 2.3(e) or the withdrawal of any order contemplated by Section 2.3(m), and, if so directed by LandAmerica, RIC will deliver to LandAmerica all copies, other than permanent file copies then in RIC's possession, of the Prospectus covering such RIC Shares at the time of receipt of such notice. The period during which any discontinuance under this paragraph is in effect is referred to herein as a "Discontinuance Period."

         Section 2.4. Registration Expenses. LandAmerica will pay all Registration Expenses in connection with all registrations of RIC Shares pursuant to Section 2.3 above, and RIC shall pay (x) any fees or disbursements of counsel to RIC or any underwriter and (y) all underwriting discounts and commissions and transfer taxes, if any, and documentary stamp taxes, if any, relating to the sale or disposition of the RIC Shares.

         Section 2.5. Selection of Underwriters. In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to
Section 2.3 above, RIC shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to LandAmerica; provided, however, that LandAmerica shall have the right to select a co-managing underwriter or underwriters for such offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to RIC.

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

                                   ARTICLE III

                                 Holdback Period

         If one or more underwritten public offerings of shares of Common Stock (other than the Common Shares and the shares of Common Stock into which the Series B Preferred Shares are convertible) by LandAmerica occur during the period from the Closing Date to the date which is eight years and six months after the Closing Date, subject to extension as provided in Section 2.2(c) above, then, in connection with each such public offering, LandAmerica may require RIC and its Affiliates to refrain from, and RIC and its Affiliates will refrain from, selling any of the RIC Shares for a period determined by LandAmerica but not to exceed ninety (90) days (each such period referred to as a "Holdback Period") so long as LandAmerica delivers written notice to RIC of LandAmerica's requirement of a Holdback Period, and the length of such Holdback Period, no less than five Business Days prior to the inception of the Holdback Period; provided that LandAmerica may require RIC to refrain from selling any of the RIC Shares during no more than three such Holdback Periods during the period from the Closing Date to the date which is eight years and six months after the Closing Date; and provided further that LandAmerica may require RIC to refrain from selling any of the RIC Shares during no more than two Holdback Periods in any one calendar year.

                                   ARTICLE IV

                          Indemnification; Contribution

         Section 4.1. Indemnification by LandAmerica. As long as any RIC Shares are registered under the Securities Act, LandAmerica will, and hereby does indemnify and hold harmless, to the fullest extent permitted by law, and, subject to Section 4.3 below, defend RIC and RIC's officers, directors, employees, agents, representatives and each other Person, if any, who controls RIC within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any pre- or post-effective amendment thereto or in any Blue Sky Filing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained herein shall not (i) apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon

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

and in conformity with information furnished in writing to LandAmerica by RIC from time to time specifically for use in the Registration Statement, the Prospectus or any such amendment or supplement thereto or any Blue Sky Filing or
(ii) inure to the benefit of any Person, to the extent that any such loss, claim, damage, liability, expense or action arises out of such Person's failure to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement, or omission or alleged omission, at or prior to the written confirmation of the sale of the RIC Shares to such Person if such statement or omission was corrected in the Prospectus or any amendment or supplement thereto prior to the written confirmation of the sale. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of RIC or any other Person and shall survive the transfer of such securities by RIC.

         Section 4.2. Indemnification by RIC. RIC will, and hereby does, indemnify and hold harmless and, subject to Section 4.3 below, defend (in the same manner and to the same extent as set forth in Section 4.1 above) LandAmerica and LandAmerica's officers, directors, employees, agents, representatives and each other Person, if any, who controls LandAmerica within the meaning of the Securities Act, with respect to any such untrue statement or alleged untrue statement in, or any such omission or alleged omission from, any Registration Statement, any Prospectus, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to LandAmerica by RIC from time to time specifically for use in the Registration Statement, the Prospectus, and any such amendment or supplement thereto. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of LandAmerica or any such director, officer or any other Person and shall survive the transfer of such securities by RIC. In no event shall RIC be liable for any amounts pursuant to this Section 4.2 in excess of the net proceeds (net of all registration expenses borne by RIC pursuant to Section 2.4 above) received by RIC upon the resale of any RIC Shares pursuant to any Registration Statement (such amount referred to as the "RIC Liability Amount").

         Section 4.3. Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 and 4.2 above, such indemnified party will give, if a claim in respect thereof is to be made against an indemnifying party, written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article IV, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of reasonable investigation. If the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such Person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim in each case at the indemnifying party's expense. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's reasonable costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense, except that the indemnifying party shall be liable for such reasonable costs and expenses if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist as described above. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general written release from all liability with respect to such claim or litigation.

         Section 4.4. Indemnification Payments. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense as and when bills are received or expense, loss, damage or liability is incurred, subject to the receipt of such documentary support therefor as the indemnifying party may reasonably request.

         Section 4.5. Contribution. If the indemnification provided for in this Article IV is unavailable to or insufficient to hold harmless a party otherwise entitled to be indemnified thereunder in respect to any losses, claims, damages and expenses (or actions, whether commenced or threatened, in respect thereof) referred to therein, then LandAmerica and RIC shall contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of LandAmerica and RIC in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, expenses or actions. The relative fault of LandAmerica and RIC shall be determined by reference to whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by LandAmerica or by RIC and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. LandAmerica and RIC agree that it would not be just and equitable if contributions pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this
Section  4.5.  No person  guilty of  fraudulent  misrepresentation  (within  the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. In no event shall RIC be required to contribute pursuant to this Section 4.5 any amount in excess of the RIC Liability Amount.

         Section 4.6. Other Rights and Liabilities. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                                    ARTICLE V

                                  Miscellaneous

         Section 5.1. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecopy or similar teletransmission), addressed as follows:

         If to LandAmerica,
         to it at:                Lawyers Title Insurance Corporation
                                  6630 West Broad Street
                                  Richmond, Virginia 23231
                                  Telecopier: (804) 282-5453
                                  Attention:  Russell W. Jordan, III, Esquire


                With a copy to:   Williams Mullen Christian & Dobbins
                                  1021 East Cary Street, 16th Floor
                                  Richmond, Virginia 23219
                                  Telecopier: (804) 783-6507
                                  Attention:  Theodore L. Chandler, Jr., Esquire


         If to RIC or Reliance,
         to them at:              Reliance Insurance Company
                                  55 East 52nd Street
                                  New York, New York 10055
                                  Telecopier: (212) 909-1864
                                  Attention: Robert M. Steinberg

                With a copy to:   Reliance Group Holdings, Inc.
                                  55 East 52nd Street
                                  New York, New York 10055
                                  Telecopier: (212) 909-1864
                                  Attention: General Counsel


Unless otherwise specified herein, such notices or other communications shall be deemed received (a) in the case of any notice or communication sent other than by mail, on the date actually delivered to such address (evidenced, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery, and in the case of a telecopy, by receipt of a transmission confirmation form or the addressee's confirmation of receipt), or (b) in the case of any notice or communication sent by mail, three Business Days after being sent, if sent by registered or certified mail, with first-class postage prepaid. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         Section 5.2. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by RIC and by LandAmerica following approval thereof by a majority of the Continuing Directors (as such term is defined in the Voting and Standstill Agreement).

         Section 5.3. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise; provided that no party may assign this Agreement without the other party's prior written consent.

         Section 5.4. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Stock Purchase Agreement.

         Section 5.5. Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         Section 5.6. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         Section 5.7. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         Section 5.8.      No Third Party  Beneficiaries.  Except as provided in
Article IV above, this Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

         Section 5.9. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits, and agrees to cause each of its Affiliates to submit, to the jurisdiction of the federal courts located either in the City of Richmond, Virginia, or in the City of New York, New York, and in the event that such federal courts shall not have subject matter jurisdiction over the relevant proceeding, then of the state courts located either in the City of Richmond, Virginia, or in the City of New York, New York, for the purpose of any Action arising out of or based upon this Agreement or relating to the subject matter hereof or the transactions contemplated hereby, (ii) hereby waives, and agrees to cause each of its Affiliates to waive, to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Affiliates to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence or to permit any of its Affiliates to commence any Action arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Virginia or New York law, as the case may be, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.1 above is reasonably calculated to give actual notice. Notwithstanding anything contained in this
Section 5.9 to the contrary with respect to the parties' forum selection, if an Action is filed against a party to this Agreement, including its Affiliates, by a person who or which is not a party to this Agreement, an Affiliate of a party to this Agreement, or an assignee thereof (a "Third Party Action"), in a forum other than the federal district court or a state court located in the City of Richmond, Virginia, or in the City of New York, New York, and such Third Party Action is based upon, arises from, or implicates rights, obligations or liabilities existing under this Agreement or acts or omissions pursuant to this Agreement, then the party to this Agreement, including its Affiliates, joined as a defendant in such Third Party Action shall have the right to file cross-claims or third-party claims in the Third Party Action against the other party to this Agreement, including its Affiliates, and even if not a defendant therein, to intervene in such Third Party Action with or without also filing cross-claims or third-party claims against the other party to this Agreement, including its Affiliates.

         Section 5.10. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive law of the Commonwealth of Virginia, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

         Section 5.11. Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

         Section 5.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         Section 5.13. Expenses. Each of the parties hereto shall bear their own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.


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                                      -15-

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Registration Rights Agreement to be executed, as of the date first above written by their respective officers thereunto duly authorized.


                                   LANDAMERICA FINANCIAL GROUP,
                                       INC.


                                   By:    /s/ Charles H. Foster, Jr.
                                      ------------------------------------------
                                            Charles H. Foster, Jr.
                                            Chairman and Chief Executive Officer


                                   RELIANCE INSURANCE COMPANY


                                   By:     /s/ Lowell C. Freiberg
                                      ------------------------------------------
                                             Lowell C. Freiberg
                                             Senior Vice President